Exhibit 99


                             JOINT VENTURE AGREEMENT

     This Joint Venture Agreement ("Agreement") is made and entered into this 8th day of June 2003, by and between EyeCash Networks, Inc., a corporation organized and existing under the laws of the State of Nevada with its principal place of business located at 225 South Lake Avenue, Suite 300, Pasadena, California 91101 (hereinafter referred to as "ECNI") and Fluid Cash PA, LLC, a Limited Liability Company organized and existing under the laws of the State of Florida with its principal place of business located 1136 Pine Island Road, Suite #4, Cape Coral FL 33909 (hereinafter referred to as "FC").

WHEREAS:

ECNI is in the business of design, engineering, manufacturing, distribution and service of computer peripherals in relation to the financial industry and corporate security cryptographic standards including the development, production, marketing, sales and distribution of its proprietary cash pad transaction product known as the "BankEyesOnly Cash Pads";

FC is in the business of providing transaction-processing services utilizing among other items its Internet-based processing engine back-end known as "CardTouch" and its Internet front-end known as "MyWebATM" which can be utilized by ECNI in connection with ECNI's BankEyesOnly Cash Pads;

On March 18, 2003, ECNI and FC executed and entered into a binding Letter of Intent ("LOI"), attached as Exhibit C, and incorporated into this Agreeement.


ECNI and FC desire to establish a Florida Limited Liability Company as a joint venture company ("JVC") for the purpose of creating, customizing, developing, producing and selling worldwide ("Territory") products and services defined above as JVC Products and Services, for resale by JVC in the Territory, which for the purposes of this Agreement shall include, but not be limited to, utilization of FC by ECNI as the exclusive transaction processor for ECNI transactions involving the ECNI BankEyesOnly Cash Pads.

THEREFORE:

In consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

ARTICLE 1.

DEFINITIONS

     1.1 "Person" means a natural individual, partnership, firm, company, corporation, and any other form of business association.

     1.2 "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, through members of the board of Managing Members, or otherwise.

     1.3 "Affiliate" means a Person that directly or indirectly through one or more intermediaries, Controls, or is controlled by, or is in common Control with, the Person specified.

     1.4 "BankEyesOnly Cash Pads" means the proprietary technology owned by ECNI
_________________________.

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     1.5 "CardTouch" means the proprietary technology licensed to FC by Touch
Technology International, Inc. and "MyWebATM" means the proprietary technology owned by FC.

ARTICLE 2.

EFFECTIVE DATE AND TERM OF THIS AGREEMENT

     2.1 As soon as this Agreement has been signed, the parties hereto shall be obligated to take every reasonable step to cooperate with each other in obtaining the requisite approvals, validations, rulings and consents provided for in this Agreement or made necessary thereby. This Agreement shall continue to be effective and in full force for five (5) years (the "Initial Term") after the date set forth at the beginning of this Agreement, unless terminated pursuant to Section 10 hereof. The Initial Term may be extended with the written agreement signed by both parties hereto at least 90 days prior to the expiration of the Initial Term.

ARTICLE 3.  FORMATION OF THE JOINT VENTURE COMPANY

     3.1 Each party shall be obligated to cooperate in the filing of reports required by Florida law with respect to the execution of this Agreement. Promptly after the execution of this Agreement and the completion of governmental procedures required to be completed prior to the establishment of JVC, the parties shall cause JVC to be established as a Florida Limited Liability Company in accordance with the terms herein and the laws of Florida by September 30, 2003.

     3.2 All costs of forming JVC as agreed upon by the parties hereto to be borne by JVC shall be shared pro rata by the parties hereto according to their respective percentage ownership of the capital stock as set forth in paragraph
4.2.2 above.

     3.3 The parties hereby agree that JVC shall enter into an operating agreement, which shall be in form and substance identical or substantially similar to the draft Operating Agreement ("Draft Operating Agreement "), attached as Exhibit A.

     3.4 The legal name of JVC shall be "EyesOnly, LLC." ("EOI").


ARTICLE 4.  MEMBERS'

     4.1 PREEMPTIVE RIGHTS. Each party shall have a preemptive right to subscribe for of any class whenever they may be issued by EOI. Such preemptive right shall be provided for in the Operating Agreement of EOI.

     4.2 TRANSFER OF MEMBERS' .


     4.2.1 RESTRICTION ON TRANSFER. Except as expressly provided in this Agreement neither party shall sell, transfer, pledge nor otherwise dispose of any interests in EOI without the prior approval of the Board of Managing Members of EOI. Such restriction on transfer of interests in EOI shall be provided for in the Articles of Incorporation of EOI. In addition to the foregoing, neither party shall sell, transfer, pledge nor otherwise dispose of any interests in EOI without the prior approval of the other party except in cases expressly provided in this Agreement.


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     4.2.3 FIRST REFUSAL RIGHT. Except as provided in Section 5.2.2 above, the parties mutually agree that each of them shall have the right of first refusal in respect of the interests of EOI held by the other and that any sale, assignment, transfer, mortgage, pledge or other encumbrances of its interests of EOI by either of them shall be subject to the following provision that if either party (the "Selling Party") shall desire to sell, assign, or transfer any or all of its interests, it shall give the other party written notice of such desire, setting forth in such notice all of the details of such contemplated sale, assignment or transfer, including without limitation thereto, the price, currency, terms and conditions of such proposed transaction and the identity and address of the proposed purchaser or transferee. The consideration in the case of any such contemplated transaction may not be unique, or not readily procurable, or a service to be performed for the Selling Party. The other party shall have sixty (60) days after receipt of such notice to exercise its right of first refusal option to purchase such interests at the same price, in the same currency, and upon the same terms and conditions that the Selling Party has been offered and is willing to accept from the proposed purchaser or transferee, by mailing to the Selling Party a written notice thereof. If the other party so exercises its right of first refusal option to purchase, it shall have an additional four (4) months after such exercise within which to make payment for, and take title to, the stock of the Selling Party. If the other party does not so exercise its right of first refusal option, the Selling Party may sell, assign or transfer such interests to the proposed purchaser or transferee pursuant to the terms and conditions set forth in such notice to the other party.

     ARTICLE 5.

     MANAGEMENT

     5.1 MANAGEMENT OF EOI.

     5.1.1 CO CHAIRMEN AND BOARD OF MANAGING MEMBERS. The number of the Managing Members of EOI shall be not less than two (2) and not more than ten (10). FC shall have the right to appoint one (1) of the co-chairmen. ECNI shall have the right to appoint one (1) of the co-chairmen. ECNI shall have the right to nominate up to five (5) of the Managing Members and FC shall have the right to nominate up to five (5). The parties agree to vote their interests so as to appoint the nominees as Managing Members of EOI. In case a director dies, resigns, or is removed prior to the fulfillment of his term, then the parties agree to fill the vacancy promptly and to vote their interests so as to appoint as his replacement a director nominated by the party who nominated the director whose death, resignation, or removal created the vacancy. The parties further agree to cause their respectively nominated and elected Managing Members to comply with all terms and conditions set forth in this Agreement, all applicable laws, and all resolutions of the Board of Managing Members.

     5.1.2 SENIOR EXECUTIVE VICE MANAGING MEMBER AND MANAGING MEMBER. ECNI shall have the right to appoint the Managing Member. FC shall have the right to appoint the Senior Executive Vice Managing Member. The Managing Member of EOI shall have the authority to oversee the daily operation of EOI as Chief Executive Officer pursuant to the business plan approved by the Board of Managing Members of EOI. The Senior Executive Vice Managing Member of EOI shall have the authority to conduct the daily operation of EOI as Chief Operating Officer pursuant to the business plan approved by the Board of Managing Members of EOI.

     5.1.3 STATUTORY AUDITORS. EOI may have one (1) statutory auditor nominated by FC or, if ECNI desires, two (2) statutory auditors, in which case, one may be nominated by FC and the other by ECNI. The parties agree to vote their interests so as to appoint the nominee(s) as statutory auditor(s) of EOI. In case a statutory auditor dies, resigns, or is removed prior to the fulfillment of his term, then the parties agree to fill the vacancy promptly and to vote their interests so as to appoint as his replacement a statutory auditor as the case may be, nominated by the party who nominated the statutory auditor whose death,


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resignation, or removal created the vacancy. The reasonable travel expense and accommodation charges of statutory auditor(s) attending the Meeting of the Board of Managing Members of EOI and/or Members' Meeting of EOI shall be borne by EOI.

     5.1.4 MEETINGS OF THE BOARD OF MANAGING MEMBERS. Meetings of the Board of Managing Members shall be convened whenever necessary but at least annually, and presided over by the Co-Managing Members of EOI. In case that both Co-Managing Members are prevented from so doing, the Managing Member of EOI shall do so. Any Managing Member may, whenever it is deemed necessary, request either of the Co-Managing Member to convene a Meeting of the Board of Managing Members. Meetings of the Board of Managing Members may be conducted by videoconference or telephone provided that a quorum of Managing Members is on the line during the entire period of the meeting. At times, meetings will need to be convened on short notice to discuss critical business matters. At these times, members will be given as much advance notice as possible. All resolutions of the Board of Managing Members shall be adopted by an affirmative vote of two (2) or more Managing Members at a Meeting of the Board of Managing Members. In the event of a tie vote by the Managing Members, adoption of the resolution shall be determined by a majority vote of all shareholders. (e) The substance of the proceedings at the Meeting of the Board of Managing Members and the resolutions thereof shall be recorded in the Minutes of the Meeting, which shall bear the names and the seals or signatures of the chairman of the Meeting, the Managing Members and the Statutory Auditors present at the Meeting. The reasonable travel expense and accommodation charges of Managing Members attending the Meeting of the Board of Managing Members of EOI and/or shareholder's Meeting of EOI shall be borne by EOI.

     5.1.5 ACTIONS REQUIRING APPROVAL BY THE BOARD OF MANAGING MEMBERS. The following actions require approval of the Board of Managing Members:

     (a)  The adoption, amendment or repeal of any share-handling regulation.

     (b)  Any borrowing or issue of bonds and/or debentures.

     (c)  Any pledge or encumbrance of any interests, bonds or debentures.

     (d)  Any lending of money.

     (e)  Any guarantee of any obligation of any Person.

     (f)  The declaration of any dividend or other distribution of any kind.

     (g)  The investment or allocation of surplus funds.

     (h) The transfer of any amount to reserves in any year out of earnings, after taxes.

     (i) The establishment of salaries or other remuneration or allowances for all officers and Managing Members and the salaries of the Managing Member and all persons reporting directly to the Managing Member.

     (j) The adoption of any pension plan, bonus plan, plan for retirement allowances, or employee welfare plan or policy.

     (k)  The adoption of the business plan and operating budget.

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     (l)  The organization of, or the acquisition or disposition of any interest in the legal or beneficial ownership of any other company or business organization.

     (m) Any acquisition, mortgage, pledge, sale, assignment, transfer or other disposition of any capital having a value in excess of Five Thousand Dollars ($5,000) which has not been provided for in the business plan and budget.

     (n)  The introduction of any new products and services.

     (o) Any agreement or transaction with any party hereto or any Affiliate of any such party, other than purchases or sales in the ordinary course of business.

     (p) The establishment of prices paid to third parties for products and services, prices charged to ECNI and its affiliates for products and services sold to or bought from ECNI and its affiliates, and prices charged to FC and his affiliates for products and services sold to or bought from FC and his affiliates.

     (q) Any action substantially adversely affecting the financial condition of EOI.

     (r)  Filing of any patent application.

     5.2 EOI shall keep all books of accounts and make all financial reports in accordance with the standards prescribed by Generally Acceptable Accounting Practices in the United States, and shall prepare preliminary financial statements, including without limitation a balance sheet and income statement, within five (5) days after the end of each of the first three (3) quarters of EOI's fiscal year for the most recent quarter, followed by unaudited finalized versions thereof within fifteen (15) days; unaudited finalized financial statements, including without limitation a balance sheet and income statement, within fifteen (15) days after the end of the fourth quarter and its entire fiscal year; and such further reports as shall be required by the Board of Managing Members, copies of which shall be forwarded to each party. EOI shall provide any financial statement required by ECNI to meet its United States reporting requirements as a public company.

     5.2.1 EOI shall at its expense appoint a firm of certified public accountants of good repute and mutually acceptable to both ECNI and FC, to audit its books of account for each accounting period. Said certified public accountants shall issue an audit report before the regular Meeting of Shareholders, copies of which shall be forwarded to each party. Each audit report shall be in reasonable detail and shall contain such financial data as either ECNI or FC may deem necessary in order to keep it advised of EOI's financial status.

     5.2.2 At all times after EOI's incorporation, each party shall have the right by its duly authorized representative or accountant to inspect and have full access to all properties, books of account, records and the like of EOI, and EOI shall furnish to the requesting party all information concerning the same which the requesting party may reasonably require in connection with a complete examination thereof, and the requesting party shall have the right to inspect and make copies from the books and records of EOI at all reasonable times.

     5.3 The parties agree that the policy of EOI is that it will only pay salaries or fees to anyone employed by FC and/or ECNI where such salary or fee shall be commensurate with amounts generally paid for such services.

     5.4 The sourcing of all materials and components used in the production and services provided by EOI must be approved by FC and ECNI prior to such use. Such approval shall not be unreasonably withheld. In the event FC and ECNI do not

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approve a specific sourcing of materials and components and further fails to provide a replacement within twenty-four (24) hours of a specific written request, the original request for materials and components shall be deemed to be approved.

ARTICLE 6.

APPROPRIATION OF PROFIT

     The parties agree that EOI shall distribute profits, if any, equally to ECNI and FC as follows:

     6.1 Gross proceeds shall be defined as all monies received by EOI from any source whatsoever, including, but not limited to, proceeds from sales of products and services, including, but not limited to, sales and proceeds from the transactions generated from the BankEyesOnly Cash Pads.

     6.2 Adjusted Gross Proceeds shall be defined as all gross proceeds less direct expenses, contribution to overhead and third party job costs.

     6.3 Direct Expenses are defined as direct costs incurred by ECNI and FC in providing manpower and services to EOI. Direct expenses when necessary will include:

          6.3.1 Rent contribution is estimated at ____________ per month.

          6.3.2 Utilities are estimated at _______________ per month.

          6.3.3 Phones are estimated at ___________________ per month.

          6.3.4 All bank processing fees, interchange fees, network fees, etc. incurred by FC for processing.

          6.3.5 Royalty fees of 15% of gross income due to TTI for the use of CardTouch.

          6.3.6 License or royalty fees for the use of PocketServer, is required.

          6.3.7 Software development costs, if required.

          6.3.8 Support, maintenance, and software update fees, as required.


     6.4 Contribution to overhead is defined as follows:

          6.4.1 Consultant fees are estimated at _________ per month.

          6.4.2 Corporate fees are estimated at ____________ per month.

          6.4.3 Travel costs are estimated at ______________ per month. These costs are averaged out over a year.

     6.5 Third party job costs are determined on a job-by-job basis in accordance with guidelines to be established by EOI's Board of Managing Members.

     6.6 Net profits before tax are defined as the adjusted gross less sales commissions.

          6.6.1 Sales commissions not to exceed Fifteen Per Cent (15%) will be paid to individual or entity originating sales contract. The exact sales commission to be paid will be done so in accordance with guidelines established by EOI's Board of Managing Members.

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     6.7 Net profits are defined as the Net Profits Before Tax less any taxes or provisions for taxes. The Net Profits shall be equally divided between ECNI and FC at intervals determined by EOI's Board of Managing Members.

          6.7.1 Net Profit Distribution is defined as the amount equally divided between ECNI and FC.

ARTICLE 7.

CONFIDENTIALITY

     7.1 ECNI and FC each covenants and agrees, during the term of this Agreement and for a period of five (5) years thereafter, on behalf of its Managing Members, officers, employees and agents to maintain in strict confidence and not to make any unauthorized use of the Confidential Information (hereinafter defined) received from the other party and EOI, as the case may be, pursuant to this Agreement. The Confidential Information shall be (i) disclosed in writing or in other tangible form and clearly marked as confidential at the time of disclosure, or (ii) disclosed orally or in other intangible form and clearly indicated as confidential at the time of disclosure and, within thirty
(30) days after such disclosure, followed up with a written notice stating the content and nature of such Confidential Information.

     7.2 The obligations in this Section 7 will not apply to any information which (i) is or becomes available to the public other than by breach of this Agreement by the receiving party, or (ii) is or has been rightfully received by the receiving party from a third party, or disclosed by the disclosing party to a third party, without any restrictions as to its use or disclosure, or (iii) is or has been independently developed by the receiving party.

     ARTICLE 8.

     The parties hereby represent and warrant to and hereby covenant with each other that they have the right and authority to enter into this Agreement and to perform the obligations on their respective parts under this Agreement.

     ARTICLE 9.

     TERMINATION AND RIGHT TO PURCHASE OR SELL INTERESTS

     9.1 This Agreement shall be terminated automatically if ECNI and FC fail to form the FL LLC EOI by the Deadline unless otherwise agreed.

     9.2 This agreement shall be terminated and the EOI dissolved accordingly upon the occurrence of any of the following events to EOI:

     (a)  Liquidation, bankruptcy or insolvency;

     (b)  Termination of business by decision of the members;

     (c) The appointment of any trustee, receiver or liquidator for substantially all of the assets of the business of EOI;

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     (d)  The attachment, sequestration, execution or seizure of substantially all of the assets of EOI, which attachment, sequestration, execution or seizure is not vacated within thirty (30) days from the institution thereof; (e) judicial, governmental or any sale other than a voluntary sale of substantially all of the assets of EOI by its Board of Managing Members.

     9.4 TERMINATION FOR CAUSE. By either ECNI or FC in the event that the other party hereto shall default in the performance of any of its undertakings in this Agreement and such default shall not be remedied to the reasonable satisfaction of the non-defaulting party within sixty (60) days next after written notice of such default shall have been given to the defaulting party, in which case such termination shall take place on such sixtieth (60th) day.

     9.4.1 In the event that this Agreement is terminated by ECNI for FC's default, ECNI shall have the option to either (i) purchase FC's entire membership interest ownership of EOI at the time of such termination for the fair market value thereof, or (ii) cause EOI's dissolution, in which case both parties shall promptly take all the procedures to have EOI dissolved and liquidated in accordance with the laws of Nevada.

     9.4.2 In the event that this Agreement is terminated by FC for ECNI's default, FC shall have the option to either (i) purchase ECNI's entire membership interest ownership of EOI at the time of such termination for the fair market value thereof, or (ii) cause EOI's dissolution, in which case both parties shall promptly take all the procedures to have EOI dissolved and liquidated in accordance with the laws of Nevada.


     9.5 This Agreement may be terminated by either ECNI or FC on not less than ten (10) days' written notice to the other party hereto, effective upon the date stated in such notice, if the other party shall file a petition in bankruptcy or for a receiver for all or any substantial portion of its property and assets, or if such petition shall be filed against the other party and shall not be dismissed with thirty (30) days from its filing, or if the other party shall file a petition for reorganization or to effect a compositions with its creditors or such a petition shall be filed against the other party and shall not be discharged within thirty (30) days after the date of its filing, or if the other party shall make a general assignment for the benefit of creditors, and in the case of any such termination, all of the rights and obligations under and pursuant to this Agreement shall cease and terminate, except such as shall have accrued prior to termination, including but not limited to, any and all claims and demands for 12 damages for any breach of any covenant contained in this Agreement, and except for the continuing obligations of FC and ECNI contained in Section 8 with respect to the confidential treatment of technical, economic and marketing information.

     9.5.1 In the event that (i) FC becomes or is caused to become insolvent or any voluntary or involuntary petition in bankruptcy or, (ii) a receiver is appointed with respect to any of the assets of FC, or (ii) liquidation proceeding is commenced by or against FC, ECNI shall have the option to either
(i) purchase FC's entire stock ownership of EOI at the time of such termination for the fair market value thereof, or (ii) cause EOI's dissolution, in which case both parties shall promptly take all the procedures to have EOI dissolved and liquidated in accordance with the laws of Nevada.

     9.5.2 In the event that (i) ECNI becomes or is caused to become insolvent or any voluntary or involuntary petition in bankruptcy or, (ii) a receiver is appointed with respect to any of the assets of ECNI, or (ii) liquidation proceeding is commenced by or against ECNI, FC shall have the option to either
(i) purchase ECNI's entire stock ownership of EOI at the time of such termination for the fair market value thereof, or (ii) cause EOI's dissolution, in which case both parties shall promptly take all the procedures to have EOI dissolved and liquidated in accordance with the laws of Nevada.

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     9.6 Section 5.2, Section 7, Section 9 and Section 101 of this Agreement shall survive and continue to be effective after the termination of this Agreement.

     9.7 The termination of this Agreement shall not affect the effectiveness of any agreement executed by the parties hereto and/or EOI pursuant to this Agreement, and such relative agreements shall continue to be effective until such relative agreements will be terminated in accordance with the terms thereof.

ARTICLE 10. GENERAL PROVISIONS

     10.2 This Agreement and related agreements executed concurrently herewith supersede all negotiations, commitments and writings prior to the date hereof pertaining to the subject matter of this Agreement and such related agreements. This Agreement shall not be changed or modified in any manner, except by mutual consent in writing of subsequent date signed by duly authorized representatives of both parties hereto.

     10.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assignees.

     10.4 Any notice provided for under this Agreement shall be deemed effective when delivered in person or seven (7) days after deposit in the mails by registered or certified mail postage prepaid.

     10.5 This Agreement shall be interpreted in accordance with the plain English meaning of its terms and the construction thereof shall be governed by the laws of the State of Nevada, United States of America. The Articles of Incorporation of the EOI and matters affecting the organization and operation of the internal affairs of the EOI shall be governed by the laws of Florida .

     10.6 In the event of any dispute, controversy, or difference which may arise between the parties, out of or in relation to or in connection with this Agreement, or a breach hereof (the "Dispute"), the parties hereto shall first settle such Dispute through friendly consultation. If such Dispute cannot be satisfactorily resolved by the parties themselves through friendly consultation within a period of two (2) months, then such Disputes shall be finally settled by arbitration pursuant to the general rules of arbitration in the State of Florida, by which each party hereto is bound.

     10.7 In case any one or more of the provisions, or portions of provisions, of this Agreement shall be deemed by any governmental authority to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions, or portions of provisions. contained herein shall not be in any way affected or impaired thereby.

     10.8 If the performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by reason of force majeure, the party so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided, that the party so affected shall use its best efforts to avoid or remove such causes of non-performance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed; and provided, further, that whenever it appears advisable to a party hereto to consent to the entry of a judgment against it by a court of competent jurisdiction rather that incur substantial expense or great inconvenience, the entry of such judgment shall excuse such party from performance hereunder to the extent that such judgment forbids or restrains such performance.

     10.9 No omission or delay on the part of any party hereto in requiring a due and punctual fulfillment by the other party hereto of the obligations of such other party hereunder shall be deemed to constitute a waiver by the

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omitting or delaying party of any of its rights to require such due and punctual fulfillment of any other obligation hereunder, whether similar or otherwise, or a waiver of any remedy it might have.

     10.10 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, but shall not be assignable by any party other than a Person acquiring substantially all of its business and assuming all of its obligation and liabilities, except with the written consent of the other party. In the event of any such assignment the transferor or assignor shall remain obligated to perform its own obligations and in addition shall be jointly and severally liable for the proper performance of the obligations of the transferee or assignee pursuant to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above set forth.

EYECASHNETWORKS, INC.                        FLUID CASH PA LLC.


/s/  Gilbert Serrano                         /s/  Ronald St. Clair
-----------------------------------          -----------------------------------
Gilbert Serrano, September 20, 2003          Ronald St. Clair September 20, 2003
                                             Managing Member


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EXHIBIT A - ARTICLES OF INCORPORATION

EXHIBIT B - EOI PRODUCTS AND SERVICES








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